FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2014
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS
9.                                      FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates.  We have entered into swaps that convert floating rate interest obligations to fixed rates, which, from an economic perspective hedge, our interest rate exposure.  We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however, we do not anticipate non-performance by any of our counterparties.

We manage our debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. Certain interest rate swap agreements qualify and are designated for accounting purposes as cash flow hedges. Accordingly, the net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective. The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged items affect earnings.

Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The carrying value and estimated fair value of our financial instruments as of June 30, 2014 and December 31, 2013 are as follows:

		June 30, 2014		December 31, 2013
(in thousands of $)	Fair value Hierarchy	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	48,478	48,478	103,100	103,100
Restricted cash and short-term investments	Level 1	175,788	175,788	170,176	170,176
Short-term debt due to related party	Level 3	20,000	20,000	—	—
High-yield bonds (1)	Level 1	212,085	224,174	214,100	221,166
Long-term debt — floating (2)	Level 2	873,290	873,290	675,371	675,371
Obligations under capital leases (2)	Level 2	164,840	164,840	159,008	159,008

Derivatives:
Interest rate swaps asset (3) (4)	Level 2	4,237	4,237	5,335	5,335
Cross currency interest rate swap liability (5)	Level 2	19,950	19,950	16,804	16,804
Interest rate swaps liability (3) (4)	Level 2	16,702	16,702	15,119	15,119

(1) High-yield bonds with a carrying value of $212.1 million and $214.1 million as of June 30, 2014 and December 31, 2013, respectively, is included under long-term debt on the balance sheet. The fair value of the high-yield bonds as of June 30, 2014 was $224.2 million, which is 105.70% of their face value.

(2) Our long-term debt and capital lease obligations are recorded at amortized cost in the consolidated balance sheets.

(3) Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.

(4) The fair value/carrying value of interest rate swap agreements (excluding the cross currency interest rate swap described in footnote 5) that qualify and are designated as cash flow hedges as of June 30, 2014 and December 31, 2013 was a net liability of $0.5 million (with a notional amount of $324.4 million) and a net liability of $3.5 million (with a notional amount of $287.1 million), respectively. The expected maturity of these interest rate agreements is from May 2015 to October 2020.

(5)
We issued NOK denominated senior unsecured bonds (high-yield bonds). In order to hedge our exposure, we entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK obligation and the related quarterly interest payments. We designated the cross currency interest rate swap as a cash flow hedge. As of June 30, 2014, the following are the details on the cross currency interest rate swap:

Instrument (in thousands)	Notional amount		Maturity date	Rate	Fair value asset/(liability)
	In NOK	In USD
Cross currency interest rate swap	1,300,000	227,193	Oct 2017	6.485%	(19,950)

As of June 30, 2014 and December 31, 2013, our accumulated other comprehensive income included an unrealized loss of $5.1 million and an unrealized loss of $4.0 million, respectively, in respect of the cross currency interest rate swap designated as a cash flow hedge.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•
Certain methods and assumptions were used to estimate the fair value of each class of financial instruments. The carrying amounts of accounts receivables, accounts payables and accrued liabilities approximate fair values because of the short maturity of those instruments.

•	The carrying values of cash and cash equivalents, which are highly liquid, are considered to be a reasonable estimate of fair value.

•
The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since they are placed for periods of less than six months.  The estimated fair value for long-term restricted cash is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

•
The carrying value of short-term debt due to related party refers to our revolving credit facility with Golar. The carrying amount of this debt approximates its fair value because of the short maturity of this instrument.

•	The estimated fair value of our high yield bonds is based on the quoted market price as of the balance sheet date.

•	The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly or six monthly basis.

•	The estimated fair values for obligations under capital leases are considered to be equal to the carrying value since they bear interest at rates which are reset on a quarterly basis.

•
The fair value of our derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices, and our creditworthiness and the creditworthiness of our swap counterparties.  The mark-to-market gain or loss on our interest rate and foreign currency swaps that are not designated as hedges for accounting purposes for the period is reported in the statement of operations caption "other financial items, net" (see note 5).

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us. Notwithstanding the master netting arrangements in place, as of June 30, 2014, the interest rate swap assets cannot be set-off against the interest rate swap liabilities as these are with different counterparties.

The cross currency interest rate swap has a credit support arrangement that require us to provide cash collateral in the event that the market valuation drops below a certain level. Valuations are currently above these levels and there is no cash collateral that has been provided in the period.

The fair value measurement of an asset or a liability must reflect the non-performance of the entity. Therefore, the impact of our credit worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position.

As of June 30, 2014, we have entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below.  The summary also includes those that are designated as cash flow hedges:

Instrument (in thousands of $)	Notional amount		Maturity Dates			Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	1,173,381	(1)	2015	to	2020	0.92%	to	6.485%
(1) This includes the nominal value of the cross currency interest rate swap of $227.2 million described in footnote 5 above.

As of June 30, 2014, the notional principal amount of the debt and capital lease obligations outstanding subject to such swap agreements was $1,173.4 million (December 31, 2013: $1,224.8 million).

Hedging

The impact of ineffectiveness is immaterial for the three months and six months ended June 30, 2014.  As of June 30, 2014, there are also no material amounts currently held in Accumulated Other Comprehensive Income in relation to hedges which are expected to be reclassified into earnings within the next twelve months.

The cash flows from economic hedges are classified in the same category as the cash flows from the items subject to the economic hedging relationship.